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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


               For Registration of Certain Classes of Securities
                      Pursuant to Section 12(B) or (G) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                              BNC MORTGAGE, INC.
   (Exact name of Registrant as Specified in its Articles of Incorporation)

                     Delaware                         33-0661303
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

                  1063 McGaw Avenue, Irvine, California 92614
                   (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

                                              None

Securities to be registered pursuant to Section 12(g) of the Act:

         Title of each class           Name of each exchange on which
         to be so registered           each class is to be registered
         -------------------           ------------------------------

         Common Stock                  NASDAQ National Market
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                          BNC MORTGAGE INC.-FORM 8-A

Item 1.   Description of Registrant's Securities to be Registered

          The section entitled "Description of Capital Stock" in the form of prospectus included in the Registrant's Registration Statement on Form S-1, File No. 333-38651, as amended, including any form of the prospectus contained therein to be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Registration Statement"), is incorporated herein by reference.

Item 2.   Exhibits.

          1.1   The Registrant's Certificate of Incorporation. (1)

          1.2   The Registrant's Bylaws. (2)

          2.1   Form of Common Stock Certificate. (3)


-----------------------
(1) Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement.

(2) Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement.

(3) Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement.
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


February 4, 1998                        BNC MORTGAGE INC.


                                        By:  /s/ Kelly W. Monahan
                                           -------------------------------------
                                           Kelly W. Monahan
                                           President and Chief Financial Officer